UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2013

LAZARE KAPLAN INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7848	13-2728690
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

19 West 44th Street, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (212) 972-9700

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.           Entry into a Material Definitive Agreement.

As more fully described in the previous filings of Lazare Kaplan International Inc. (the “Company”) with the Securities and Exchange Commission, including in its filing on Form 10-Q for the quarterly period ended February 28, 2009 and in its filings on Form 8-K dated December 28, 2010, April 16, 2012 and April 23, 2013, the Company is a party to litigation in a case captioned Lazare Kaplan International Inc. v. Photoscribe Technologies, Inc. and Gemological Institute of America (the “Litigation”) involving claims of infringement with respect to certain of the Company’s intellectual property. On September 13, 2013, the Company and the Gemological Institute of America (“GIA”) entered into a Settlement Agreement and a License Agreement. Pursuant to the Settlement Agreement (attached as Exhibit 10.1 and incorporated herein), GIA made a one-time payment to the Company of fifteen million dollars ($15,000,000) and the Company and GIA have agreed, among other things, to release each other from all actions, causes of action, and claims asserted in or arising out of the Litigation and from GIA’s gem inscription activities taking place prior to August 31, 2013. Under the Settlement Agreement, the Company and GIA shall dismiss with prejudice their respective claims asserted in the Litigation. Pursuant to the License Agreement (attached as Exhibit 10.2 and incorporated herein), the Company grants to GIA a license to practice certain of the Company’s patents and GIA agrees to pay the Company a per inscription royalty until July 31, 2016.

The Company and Photoscribe Technologies, Inc. continue to be parties to the Litigation which is currently pending before the District Court for the Southern District of New York.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this report.

Exhibit Number	Description

10.1	Settlement Agreement [redacted] dated September 13, 2013 **
10.2	License Agreement [redacted] dated September 13, 2013 **

** Portions of this document have been omitted and submitted separately with the Securities and Exchange Commission pursuant to a request for “Confidential Treatment”.

Forward-Looking Statements

The information provided in this Form 8-K includes forward-looking statements, including, without limitation, statements and expectations regarding the Company’s legal proceedings.

Statements that are not historical facts, including statements about the Company’s beliefs and expectations, are forwarded-looking statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update any of them publicly in light of new information or future events. A number of important factors could cause actual result to differ materially from those contained in any forward-looking statements, including risks relating to, among other things, continuing the Litigation with Photoscribe Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARE KAPLAN INTERNATIONAL INC.

Date: September 19, 2013	By:	/s/ William H. Moryto
William H. Moryto,
Vice President and Chief Financial Officer